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                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549


                                 FORM 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


     Date of report (Date of earliest event reported): January 7, 1998



                           SPARTAN MOTORS, INC.
            (Exact Name of Registrant as Specified in Charter)



              MICHIGAN               0-13611          38-2078923
      (State or Other Jurisdic-   (Commission       (IRS Employer
       tion of Incorporation)      File Number)    Identification No.)


           1000 REYNOLDS ROAD
          CHARLOTTE, MICHIGAN                            48813
(Address of principal executive offices)               (Zip Code)


                              (517) 543-6400
           (Registrant's telephone number, including area code)


                              NOT APPLICABLE
       (Former name or former address, if changed since last report)

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Item 5.   OTHER EVENTS.

          On January 7, 1998, Spartan Motors, Inc. entered into an Agreement and Plan of Merger with Road Rescue, Inc. in connection with the merger of Road Rescue, Inc. with and into Spartan Road Rescue, Inc., a wholly owned subsidiary of Spartan Motors, Inc. A copy of the Agreement and Plan of Merger is attached to this Form 8-K as Exhibit 2. On January 8, 1998, Spartan Motors, Inc. issued the press release attached as
Exhibit 99 to this Form 8-K. The closing of the merger described in the Agreement and Plan of Merger was completed on January 7, 1998.


Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND
          EXHIBITS.

     (c) The following documents are filed as exhibits to this report on Form 8-K:

          2    Agreement and Plan of Merger dated January 7, 1998.

          99   Press Release dated January 8, 1998.


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                                SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 19, 1998            SPARTAN MOTORS, INC.



                                   By /S/ RICHARD J. SCHALTER
                                      Richard J. Schalter
                                      Secretary, Treasurer and Chief
                                        Financial Officer



































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                               EXHIBIT INDEX


EXHIBIT NUMBER                DOCUMENT
--------------                --------

     2              Agreement and Plan of Merger dated January 7, 1998.

     99             Press Release dated January 8, 1998.